                     FORM OF ELECTION/LETTER OF TRANSMITTAL
                    TO ACCOMPANY CERTIFICATES FOR SHARES OF
                                  COMMON STOCK
                                       OF
                            NATIONAL RE CORPORATION
                     WHEN SUBMITTED PURSUANT TO AN ELECTION
                        IN CONNECTION WITH THE PROPOSED
                     MERGER OF NATIONAL RE CORPORATION WITH
                     AND INTO A WHOLLY OWNED SUBSIDIARY OF
                             GENERAL RE CORPORATION

     This Form of Election/Letter of Transmittal is to be completed by stockholders of National Re Corporation ('National Re') if stock certificates (the 'Share Certificates') for shares of common stock ('National Re Common Stock' or 'Shares'), no par value per share, of National Re are to be forwarded herewith or if delivery of Shares are to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company or the Philadelphia Depository Trust Company (each, a 'Book-Entry Transfer Facility' and collectively, the 'Book-Entry Transfer Facilities') pursuant to book-entry transfer procedures, or if a guarantee of delivery of such Share Certificates, and all other required documents, are to be delivered to the Exchange Agent by 5:00 p.m., New York City time, on September 30, 1996, unless extended, in order to effect an Election (as defined herein) in connection with the proposed merger of National Re with and into a wholly owned subsidiary of General Re Corporation ('General Re').

                             The Exchange Agent is:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

  By Hand or Overnight Delivery:                  By Mail:
      American Stock Transfer              American Stock Transfer
          & Trust Company                      & Trust Company
    40 Wall Street, 46th Floor           40 Wall Street, 46th Floor
     New York, New York 10005             New York, New York 10005

                                  By Facsimile
                       (for Eligible Institutions Only):
                                 (718) 234-5001

                             Confirm by Telephone:
                                 (800) 937-5449
                            ------------------------

     DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     The instructions accompanying this FORM OF ELECTION/LETTER OF TRANSMITTAL should be read carefully before this Form of Election/Letter of Transmittal is completed.

   THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, TOGETHER WITH YOUR SHARE CERTIFICATES, IS 5:00 P.M., NEW YORK CITY TIME,
                    ON SEPTEMBER 30, 1996, UNLESS EXTENDED.

     National Re stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on September 30, 1996, unless extended (the 'Election Deadline'), and who wish to make an Election must do so pursuant to the guaranteed delivery procedure described in Instruction A2.

     NATIONAL RE STOCKHOLDERS MAY CHOOSE TO MAKE A STOCK ELECTION AND/OR A CASH ELECTION WITH RESPECT TO ALL OR ANY PORTION OF THE SHARES HELD BY SUCH HOLDER.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY FACILITIES AND COMPLETE THE FOLLOWING:
     Name of Electing Institution: _____________________________________________
     Check Box of Applicable Book-Entry Transfer Facility:
     / / The Depository Trust Company       / /  Philadelphia Depository Trust
     Company
     Account Number _______________       Transaction Code Number ______________

/ / CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Owner(s): ___________________________________________
     Date of Execution of Notice of Guaranteed Delivery: _______________________ Name of Institution that Guaranteed Delivery: _____________________________ If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
     Facility:
     / / The Depository Trust Company       / /  Philadelphia Depository Trust
     Company
     Account Number _______________       Transaction Code Number_______________

     PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

                           TYPE OF ELECTION (SEE INSTRUCTIONS B1, B2 AND B3)
                      SHARES SUBMITTED (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
                                                       TOTAL NUMBER     CASH ELECTION   STOCK ELECTION
                                                         OF SHARES
    NAME(S) AND ADDRESS(ES) OF         CERTIFICATE    REPRESENTED BY     (NUMBER OF       (NUMBER OF
       REGISTERED HOLDER(S)             NUMBER(1)       CERTIFICATE        SHARES)          SHARES)
       --------------------             ---------       -----------        -------          -------





                                      -------------    -------------    -------------    -------------
                                      TOTAL SHARES
                                      -------------    -------------    -------------    -------------

(1) Stockholders who hold National Re Common Stock in book-entry form, should list their account number.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH
           IN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     In connection with the proposed merger (the 'Merger') of National Re with and into a wholly owned subsidiary of General Re Corporation ('General Re'), the undersigned hereby submits the Share Certificates evidencing shares of National Re Common Stock listed above, or hereby transfers ownership of such Share Certificates on the account books maintained by a Book-Entry Transfer Facility, and elects, subject to the proration and other limitations set forth below, to have each share of National Re Common Stock represented by such Share Certificates converted into (i) $53 in shares of common stock, par value $.50 per share (the 'General Re Common Stock'), of General Re (the 'Stock Consideration'), provided that General Re will not issue more than .39259 nor less than .32121 shares of General Re Common Stock per share of National Re Common Stock or (ii) $53 in cash, without interest thereon (the 'Cash Consideration'). It is understood that the following election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated August 27, 1996, relating to the Merger (the 'Proxy Statement/Prospectus'), receipt of which is hereby acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of July 1, 1996 (the 'Merger Agreement'), attached as Annex I to the Proxy Statement/Prospectus and (iii) the accompanying instructions. General Re's acceptance of Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement between the undersigned and General Re upon the terms and subject to the conditions of (i), (ii) and (iii) listed above.

     ALTHOUGH THERE CAN BE NO ASSURANCE THAT A HOLDER OF SHARES OF NATIONAL RE COMMON STOCK WHO DESIRES TO RECEIVE THE CASH CONSIDERATION WILL RECEIVE SUCH CONSIDERATION AS TO ALL OF HIS SHARES, A HOLDER OF SHARES OF NATIONAL RE COMMON STOCK HAVING A PREFERENCE FOR THE CASH CONSIDERATION SHOULD MAKE AN ELECTION BECAUSE SHARES AS TO WHICH AN ELECTION HAS NOT BEEN MADE WILL RECEIVE THE STOCK CONSIDERATION IN THE MERGER. NONE OF GENERAL RE, NATIONAL RE, THE NATIONAL RE BOARD OF DIRECTORS OR THE GENERAL RE BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD ELECT TO RECEIVE THE CASH CONSIDERATION OR THE STOCK CONSIDERATION IN THE MERGER. EACH STOCKHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION.

     Failure of a holder of Shares to complete properly and to return this Form of Election/Letter of Transmittal together with his or her Share Certificates, or with an appropriate guarantee of delivery of Share Certificates, to the Exchange Agent by the Election Deadline, or a holder of Shares who cannot complete the procedure for delivery by book-entry transfer on a timely basis, and who fails to comply with the election procedures described in the Proxy Statement/Prospectus and this Form of Election/Letter of Transmittal (including the instructions hereto) will cause such holder's Shares to be converted into the right to receive the Stock Consideration without regard to the preference of such holder of Shares.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash or any certificate for the shares of General Re Common Stock issuable in the Merger. If certificates are not delivered herewith, there is furnished a guarantee of delivery of such Share Certificates from an Eligible Institution (as defined herein).

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the Share Certificate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Share Certificate(s) shall pass only after the Exchange Agent has actually received the Share Certificate(s). All questions as to the validity, form and eligibility of any Election and surrender of Share Certificates hereunder shall be determined by General Re (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or General Re to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Shares delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that the purpose of the election procedure is to permit holders of Shares to express their preferences for the type of consideration they wish to receive in the Merger, provided that the Total Cash Consideration (as defined in the Proxy Statement/Prospectus) cannot exceed 50% of the value of the outstanding shares of National Re Common Stock. Subject to the proration and the limitations described below and in the Merger Agreement, the Exchange Agent will honor the stock elections and cash elections made by holders of Shares when it issues shares of General Re Common Stock and the Cash Consideration after the Effective Time (as defined in the Proxy Statement/Prospectus).

     The undersigned understands that in lieu of any fractional share of General Re Common Stock, General Re will pay to each former stockholder of National Re who otherwise would be entitled to receive a fractional share of General Re Common Stock an amount in cash determined by multiplying (i) the Average General Re Share Price (as defined in the Merger Agreement) on the date on which the Effective Time occurs by (ii) the fractional interest in a share of General Re Common Stock to which such holder would otherwise be entitled.

     Unless otherwise indicated in the box entitled 'Special Payment Instructions,' please issue any check and register any certificate for shares of General Re Common Stock in the name of the registered holder(s) of the Shares appearing above under 'Type of Election.' Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please mail any check and any certificate for shares of General Re Common Stock to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing above under 'Type of Election.' In the event that the boxes entitled 'Special Payment Instructions' and 'Special Delivery Instructions' are both completed, please issue any check and any certificate for shares of General Re Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

              SPECIAL PAYMENT INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS A1 AND C3)                               (SEE INSTRUCTIONS A1 AND C3)

     To be completed ONLY if the check is to be made             To be completed ONLY if the check or the certificates
payable to, or the certificates for shares of General Re   for shares of General Re Common Stock are to be mailed to
Common Stock are to be registered in, the name of someone  someone other than the undersigned or to the undersigned
other than the undersigned.                                at an address other than that shown under 'Type of Election.'

Name:
     ----------------------------------------------------
                     (PLEASE PRINT)                                   MAIL CHECK AND/OR CERTIFICATES TO:

Address:                                                     Name:
        -------------------------------------------------         --------------------------------------------------
                                                                                    (PLEASE PRINT)

- ---------------------------------------------------------    Address: ------------------------------------------------
                                               (ZIP CODE)

- ---------------------------------------------------------  ---------------------------------------------------------
   (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)                                                    (ZIP CODE)
             (SEE SUBSTITUTE FORM W-9 BELOW)

                                                     SIGN HERE
                             IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW

                                                           Name(s):
- ---------------------------------------------------------           ------------------------------------------------
                                                                                (PLEASE PRINT)

- ---------------------------------------------------------  Capacity (full title):
        (SIGNATURE(S) OF OWNER(S))                                               -----------------------------------

                                                           Address:
- ---------------------------------------------------------           -----------------------------------------------

- ---------------------------------------------------------  ---------------------------------------------------------
Must be signed by registered owner(s) exactly as name(s)                                                  (ZIP CODE)
appear(s) on stock certificate(s) or by person(s)
authorized to become registered holder(s) by certificates  ---------------------------------------------------------

and documents transmitted herewith. If signature is by                    (AREA CODE AND TELEPHONE NUMBER)
attorney, executor, administrator, trustee or guardian or
others acting in a fiduciary capacity, set forth full      ---------------------------------------------------------
title and see Instruction C2.                                                  (TAXPAYER IDENTIFICATION OR
                                                                                  SOCIAL SECURITY NUMBER)

                                                           Dated:
                                                                  --------------------------------------------------

                                             GUARANTEE OF SIGNATURE(S)
If you have filled out the Special Payment Instructions    Authorized
above, you must have your signatures guaranteed. (See      Signature:
Instructions A1 and C3.)                                              -----------------------------------------------

                                                           Name:
                                                                 ----------------------------------------------------
                                                                                     (PLEASE PRINT)

                                                           Firm:
                                                                 ----------------------------------------------------

Dated:                                                     Address:
      ---------------------------------------------------          --------------------------------------------------


                                                           ---------------------------------------------------------
                                                                                   (ZIP CODE)


                                                           ---------------------------------------------------------
                                                                          (AREA CODE AND TELEPHONE NUMBER)

                           IMPORTANT TAX INFORMATION

     In order to ensure compliance with federal income tax requirements, each holder of Shares is requested to provide the Exchange Agent with his or her correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. See Instruction C6 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

             PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

                                     PART 1--PLEASE PROVIDE YOUR TIN IN                Social Security Number or
                                     THE BOX AT RIGHT AND CERTIFY BY SIGNING AND    Taxpayer Identification Number
SUBSTITUTE                           DATING BELOW.                                ----------------------------------------

FORM W-9                             PART 2--Awaiting TIN / /
DEPARTMENT OF THE
TREASURY                             CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the
INTERNAL REVENUE SERVICE             number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the
PAYOR'S REQUEST FOR TAXPAYER         Internal Revenue Service that I am subject to backup withholding as a result of
IDENTIFICATION NUMBER (TIN)          the failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.


                                     Signature                                Date
                                               ------------------------------      ------------------

                                     You must cross out item (2) above if you have been notified by the Internal
                                     Revenue Service that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

                       CERTIFICATION OF AWAITING TAXPAYER
                              IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either that (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                              Date
          ------------------------------------------        --------------------

                                  INSTRUCTIONS

A.  FORM OF ELECTION/LETTER OF TRANSMITTAL

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Form of Election/Letter of Transmittal must be guaranteed by a firm which is a member of any registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an 'Eligible Institution'). No signature guarantee is required on this Form of Election/Letter of Transmittal if (a) this Form of Election/Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares delivered herewith, unless such holder(s) has completed either the box entitled 'Special Delivery Instructions' or the box entitled 'Special Payment Instructions' on the reverse hereof. If a Share Certificate is registered in the name of a person other than the signer of this Form of Election/Letter of Transmittal, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above. See Instruction C2.

     2. Delivery of Form of Election/Letter of Transmittal and Share Certificates; Notice of Guaranteed Delivery. This Form of Election/Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith, if Shares are to delivered by book-entry transfer pursuant to book-entry transfer procedures or if delivery of Shares is to be guaranteed. Share Certificates evidencing all delivered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to book-entry transfer procedures together with a properly completed and duly executed Form of Election/Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the reverse hereof prior to the Election Deadline. If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Form of Election/Letter of Transmittal must accompany each such delivery. National Re stockholders whose Share Certificates are not immediately available and who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver their Shares pursuant to the guaranteed delivery procedure. Pursuant to such procedure: (i) such delivery must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, must be received by the Exchange Agent prior to the Election Deadline;

and (iii) in the case of a guarantee of Shares, the Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Form of Election/Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery. The term 'Agent's Message' means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election/Letter of Transmittal and that General Re may enforce such agreement against the participant.

     Record holders of Shares who are nominees only may submit a separate Form of Election/Letter of Transmittal for each beneficial owner for whom such record holder is a nominee; provided, however, that at the request of the Exchange Agent, such record holder shall certify to the satisfaction of the Exchange Agent that such record holder holds such National Re Common Stock as nominee for the beneficial owner thereof. Each beneficial owner for which a Form of Election/Letter of Transmittal is submitted will be treated as a separate holder of National Re Common Stock.

     National Re stockholders whose Forms of Election/Letters of Transmittal and Share Certificates, or appropriate Notices of Guaranteed Delivery, are not received prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be entitled to specify their preference(s) and will receive shares of General Re Common Stock in the Merger.

     THE METHOD OF DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     3. Inadequate Space. If the space provided herein under 'Type of Election' is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares delivered should be listed on a separate signed schedule and attached hereto.

     4. Change or Revocation of Election. Any holder of Share Certificates may, at any time prior to the Election Deadline, change his or her Election by submitting to the Exchange Agent a properly completed and signed revised Form of Election/Letter of Transmittal and all required additional documents, provided that the Exchange Agent receives such revised Form of Election/Letter of Transmittal and other necessary documents prior to the Election Deadline. Any holder of Shares may, at any time prior to the Election Deadline, revoke his or her prior valid Election by written notice received by the Exchange Agent prior to the Election Deadline or by written withdrawal prior to the Election Deadline of his or her Share Certificates (or of the Notice of Guaranteed Delivery of such certificates) previously deposited with the Exchange Agent.

     5. Automatic Revocations of Elections. All Elections will be revoked automatically if the Exchange Agent is notified in writing by General Re that the Merger Agreement has been terminated, and Share Certificates will be promptly returned to the persons who have submitted them.

B.  ELECTION AND ALLOCATION PROCEDURES

     1. Elections. By completing the appropriate box above and completing this Form of Election/Letter of Transmittal in accordance with the instructions hereto, a National Re stockholder will be permitted to make a stock election and/or a cash election (each, an 'Election') with respect to all or any portion of the Shares held by such holder, provided that the Total Cash Consideration cannot exceed 50% of the value of the outstanding shares of National Re Common Stock.

     Each National Re stockholder should consult his or her own financial advisor and tax advisor as to the specific consequences of the Merger and Election to such stockholder.

     No alternative, conditional or contingent Elections will be accepted.

     2. Allocations. If the Total Cash Consideration to be paid pursuant to Cash Elections plus cash to be paid for fractional shares and for which appraisal rights are exercised under Section 262 of the Delaware General Corporation Law would be 50% or less of the value of the outstanding shares of National Re Common Stock, each share for which a Cash Election is received will be converted in the Merger into the right to receive the Cash Consideration. If the Total Cash Consideration to be paid would exceed 50% of the value of the outstanding shares of National Re Common Stock, the shares for which Cash Elections are received will be converted into the right to receive the Cash Consideration and the Stock Consideration in the following manner: (i) the Exchange Agent would distribute the Cash Consideration for a fraction of such shares for which a Cash Election has been made, the numerator of which would be 50% of the value (based on the closing price of shares of National Re Common Stock on the last full trading day prior to the Effective Time) of the outstanding shares of National Re Common Stock and the denominator would be the value (based on the closing price of shares of National Re Common Stock on the last full trading day prior to the Effective Time) of the aggregate number of shares for which a Cash Election has been made plus cash to be paid for fractional shares and for which appraisal rights are exercised under Section 262 of the Delaware General Corporation Law; and (ii) the Exchange Agent will distribute the Stock Consideration for any shares of National Re Common Stock for which a Cash Election has been made and which are not fully converted into the right to receive the Cash Consideration.


     3. Treatment of Non-Electing Shares. Each Non-Electing Share will be converted into the Stock Consideration without regard to the preference of such holder of Shares.

     4. Election Deadline. The Election Deadline for submitting this Form of Election/Letter of Transmittal to the Exchange Agent is 5:00 p.m., New York City time, on September 30, 1996, unless extended. General Re may extend the Election Deadline to a later date so long as such later date is no later than the date on which the Merger is consummated. If the Election Deadline is extended, General Re will announce such extension in a news release delivered to the Dow Jones New Service.

     Failure of a holder of Shares to complete properly and to return this Form of Election/Letter of Transmittal together with his or her Share Certificates, or with an appropriate guarantee of delivery of Share Certificates, to the Exchange Agent by the Election Deadline, or a holder of Shares who cannot complete the procedure for delivery by book-entry transfer on a timely basis, and who fails to comply with the election procedures described in the Proxy Statement/Prospectus and this Form of Election/Letter of Transmittal (including the instructions hereto) will cause each of such holder's Shares to be treated as a 'Non-Electing Share' in the Merger and converted into the right to receive the Stock Consideration without regard to the preference of such holder of Shares.

                                     * * *

     A more complete description of the election and allocation procedures is set forth in the Proxy Statement/Prospectus under 'The Merger--Election Procedures.' All Elections are subject to compliance with the election procedures provided for in the Merger Agreement. In connection with making any Election, a National Re stockholder should read carefully, among other matters, the description and statement of the information contained in the Proxy Statement/Prospectus under 'The Merger--Certain Federal Income Tax Consequences.'

C. RECEIPT OF MERGER CONSIDERATION, SIGNATURES, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

     1. Receipt of Merger Consideration. As soon as practicable after the Effective Time, checks and certificates representing shares of General Re Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their Share Certificates to the Exchange Agent for cancellation.

     2. Signatures on Form of Election/Letter of Transmittal; Stock Powers and Endorsements. (a) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     (b) If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Election/Letter of Transmittal.

     (c) If any of the Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of such Shares.

     (d) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, no endorsements of Share Certificates or separate stock powers are required, unless checks are to be payable to the order of, or certificates evidencing shares of General Re Common Stock are to be registered in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Form of Election/Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares delivered herewith, the Share Certificate(s) evidencing the Shares delivered herewith must be

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endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (f) If this Form of Election/Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to General Re of such person's authority so to act must be submitted.

     3. Special Payment and Delivery Instructions. If any check or certificates evidencing shares of General Re Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Form of Election/Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election/Letter of Transmittal or to the person(s) signing this Form of Election/Letter of Transmittal but at an address other than that shown in the box entitled 'Type of Election,' the appropriate boxes on this Form of Election/Letter of Transmittal must be completed.

     4. Stock Transfer Taxes. General Re will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, provided, however, that if any such check or certificate is to be issued in a name other than that in which the Share Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange, and the issuance of any check or certificate, that the person requesting such exchange shall either (i) pay to the Exchange Agent the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, or (ii)

provide the Exchange Agent with satisfactory evidence of the payment of such taxes or exemption therefrom.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION C4, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES DELIVERED HEREWITH.

     5. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at its address or telephone number set forth above. Additional copies of the Proxy Statement/Prospectus, this Form of Election/Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained (i) from the Exchange Agent, (ii) from D.F. King & Co., Inc., by calling (800) 669-5550, or
(iii) from brokers, dealers, commercial banks or trust companies.

     6. Substitute Form W-9. Under the federal income tax law, a stockholder who delivers Shares is required by law to provide the Exchange Agent (as payor) with such stockholder's correct Taxpayer Identification Number ('TIN') on Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of Cash Consideration that are made to such stockholder with respect to Shares purchased pursuant to the Merger may be subject to backup withholding of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If backup withholding applies with respect to a stockholder, the Exchange Agent is required to withhold 31% of any cash payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments of Cash Consideration that are made to a stockholder with respect to Shares delivered herewith, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(I) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     The stockholder is required to give the Exchange Agent the TIN of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which TIN to report. If the stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder should check the box in Part 2, sign and date the Substitute Form W-9 and complete the Certification of Awaiting Taxpayer Indentification Number. Notwithstanding that the box in Part 2 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments of Cash Consideration to such stockholder until a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such stockholder if a TIN is provided to the Exchange Agent within 60 days.

     7. Lost, Destroyed or Stolen Share Certificates. If any Share Certificate(s) representing Shares has been lost, destroyed or stolen prior to the Effective Time, the National Re stockholder should promptly notify Chase-Mellon Shareholder Services, LLC, the transfer agent for National Re, at 450 West 33rd Street, New York, NY 10001-2697, telephone number (212) 946-7490. The National Re stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Form of Election/Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed. Following the Effective Time, if any Share Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent. The Exchange Agent's address is American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, and its telephone number is (800) 937-5449.

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